STADION INVESTMENT TRUST

STADION TACTICAL GROWTH FUND	STADION TACTICAL DEFENSIVE FUND
Class A Shares (ETFAX), CUSIP 85235B814	Class A Shares (ETFRX), CUSIP 85235B202
Class C Shares (ETFCX), CUSIP 85235B798	Class C Shares (ETFZX), CUSIP 85235B400
Class I Shares (ETFOX), CUSIP 85235B780	Class I Shares (ETFWX), CUSIP 85235B608
STADION TRILOGY ALTERNATIVE RETURN FUND	STADION ALTERNATIVE INCOME FUND
Class A Shares (STTGX), CUSIP 85235B707	Class A Shares (TACFX), CUSIP 85235B848
Class C Shares (STTCX), CUSIP 85235B806	Class C Shares (TACCX), CUSIP 85235B830
Class I Shares (STTIX), CUSIP 85235B889	Class I Shares (TACSX), CUSIP 85235B822

SUPPLEMENT

Dated March 1, 2019

This Supplement updates the Prospectus, dated September 28, 2018 (“Prospectus”), for the Stadion Tactical Growth Fund, Stadion Tactical Defensive Fund, Stadion Trilogy Alternative Return Fund, and Stadion Alternative Income Fund (each a “Fund” and together the “Funds”), each a series of the Stadion Investment Trust (the “Trust”). Please keep this supplement for future reference.

Class C Conversion:

Effective March 1, 2019, the section of the Prospectus entitled “Class C Shares” is hereby amended to add the following:

Effective March 1, 2019, eligible Class C shares of a Fund will automatically convert to Class A shares of the same Fund following the 10-year anniversary of the Class C shares purchase date. Conversions will occur on a monthly basis so that Class C shares will be converted in the month of or the month immediately following the 10-year anniversary of the purchase date. Shareholders should note, however, that Class C shares held through a financial intermediary in an omnibus account are subject to the intermediary’s ability to verify the 10-year holding period by tracking shares credited to an individual shareholder back to their original purchase dates. Therefore, shareholders purchasing Class C shares of a Fund through a financial intermediary should discuss with their financial intermediary representative whether their purchase dates and holding periods will be tracked by the financial intermediary so that automatic conversion of their Class C shares to Class A will occur. Conversions of Class C shares into Class A shares will, after conversion, subject such shares to the fees and expenses (including 12b-1 fees) of Class A shares, which differ from Class C shares. Please see the description of the fees and expenses of Class A shares elsewhere in this Prospectus for more information.

Offering of Class I Shares:

Effective March 1, 2019, the section of the Prospectus entitled “Class I Shares” is hereby amended to add the following:

Each Fund may offer Class I shares through platforms of brokers and other financial intermediaries that have agreements with the Funds’ distributor to offer such shares solely when acting as an agent for the investor. Because the Funds do not charge any fees or expenses in connection with Class I shares, these shares are often referred to as “Clean Shares”. However, financial intermediaries may charge fees (including, without limitation, a commission) for investors’ purchases and/or redemptions of Clean Shares, as determined by the financial intermediary. Therefore, investors of Clean Shares should consider that other share classes of the Fund are sold subject to different fees and expenses. Investors should discuss their share class purchase options with their financial intermediary representative.

Appendix A – Intermediary Sales Charge Waivers and Discounts:

Effective March 1, 2019, Appendix A to the Prospectus is hereby amended to add the following:

The following information is provided by Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Raymond James affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing a Funds’ shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Fund family).
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in a Fund's Class C shares may have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC; provided that the conversion is in line with the policies and procedures of Raymond James and Raymond James properly submits a conversion request to the applicable Fund. Shareholders in a particular Fund should discuss with their Raymond James representative what policies will apply to any such potential conversion.

CDSC Waivers on Classes A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70% as described in the fund's prospectus.
Shares sold to pay Raymond James fees, but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.

Front-end Load Discounts available at Raymond James: Breakpoints, and/or Rights of Accumulation
Breakpoints as described in this prospectus.

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser's household at Raymond James; provided that Raymond James properly notifies the applicable Fund. Eligible Family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor and the Fund about such assets.